Exhibit 99.4

MASTER REAFFIRMATION, JOINDER
AND AMENDMENT TO LOAN DOCUMENTS

THIS MASTER REAFFIRMATION, JOINDER AND AMENDMENT TO LOAN DOCUMENTS (this “Amendment”) is made as of August 15, 2005, among Roller Bearing Company of America, Inc., a Delaware corporation (“Borrower”), RBC Bearings Incorporated, a Delaware corporation (“Holdings”) Industrial Tectonics Corporation, a Delaware corporation (“Industrial Tectonics”), RBC Nice Bearings Inc., a Delaware corporation (“RBC Nice”), RBC Precision Products - Plymouth, Inc., a Delaware corporation (“RBC Plymouth”), Tyson Bearing Company, Inc., a Delaware corporation (“Tyson”), RBC Linear Precision Products, Inc., a Delaware corporation (“RBC Linear”), RBC Precision Products – Bremen Bearings, Inc., a Delaware corporation (“RBC Bremen”), RBC Aircraft Products, Inc., a Delaware corporation (“Aircraft Products”), and RBC Oklahoma, Inc., a Delaware corporation (“RBC Oklahoma”; and together with Industrial Tectonics, RBC Nice, RBC Plymouth, Tyson, RBC Linear, RBC Bremen, and Aircraft Products, each a “Domestic Subsidiary” and collectively the “Domestic Subsidiaries”) (Borrower, Holdings and the Domestic Subsidiaries are herein sometimes referred to individually as a “Credit Party” and collectively as the “Credit Parties”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, individually and in its capacity as Agent for Lenders (“Agent”).  Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement (as defined below).

W I T N E S S ET H:

WHEREAS, Borrower, Holdings, the Domestic Subsidiaries, Agent and Lenders have entered into that certain Fifth Amended and Restated Credit Agreement (as further amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”) of even date herewith, which Credit Agreement amends and restates in its entirety that certain Fourth Amended and Restated Credit Agreement, dated as of June 29, 2004, which, in turn, amended and restated that certain Third Amended and Restated Credit Agreement, dated as of December 19, 2003, which, in turn, amended and restated that certain Second Amended and Restated Credit Agreement, dated as of December 8, 2003, which, in turn, amended and restated that certain Amended and Restated Credit Agreement, dated as of June 19, 2003, which, in turn, amended and restated that certain Credit Agreement, dated as of May 30, 2002 (collectively, the “Existing Credit Agreement”);

WHEREAS, the Credit Parties (other than Holdings) have previously executed and delivered to Agent, for the benefit of itself and Lenders, various promissory notes, security documents, guaranties and the other credit support documents, including, without limitation, those documents described on Exhibit A hereto in connection with the Existing Credit Agreement (as each may have been amended, modified, restated or otherwise supplemented from time to time, collectively, the “Existing Credit Support Documents”);

WHEREAS, Holdings desires to be joined as a “Grantor” under and as defined in the Security Agreement dated as May 30, 2002 among Borrower, the Subsidiary Guarantors and Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”);

WHEREAS, each Credit Party will derive both direct and indirect benefits from the loans and other financial accommodations made pursuant to the Credit Agreement; and

WHEREAS, it is a condition precedent to making the loans, advances and other financial accommodations of Agent and Lenders under the Credit Agreement that the Credit Parties enter into this Amendment.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1.             Reaffirmation.  In connection with the execution and delivery of the Credit Agreement, each Credit Party, as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in other similar capacities in which such Credit Party grants liens or security interests in its properties or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, in any case under the Existing Credit Support Documents, ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Existing Credit Support Documents to which it is a party, and each Credit Party hereby ratifies and reaffirms such Credit Party’s grant of liens on or security interests in its properties pursuant to such Existing Credit Support Documents to which it is a party as security for the “Obligations” under or with respect to the Existing Credit Agreement, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations resulting from the Credit Agreement, in each case as if each reference in such Existing Credit Support Documents to the obligations secured thereby are construed to hereafter mean and refer to such Obligations under the Credit Agreement.  Holdings and each of the Domestic Subsidiaries hereby consent to the terms and conditions of the Credit Agreement and reaffirms its guaranty of all of the Obligations under or with respect to the Credit Agreement (including, without limitation, all additional Obligations resulting from the Credit Agreement). Holdings and each of the Credit Parties acknowledge receipt of a copy of the Credit Agreement and acknowledge that each of the Existing Credit Support Documents to which it is a party remains in full force and effect and is hereby ratified and confirmed.  The execution of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of any of the Existing Credit Support Documents nor constitute a novation of any of the Obligations under the Credit Agreement or Existing Credit Support Documents.

2.             Joinder to Security Agreement.  Holdings hereby grants to Agent, for and on behalf of the Lenders, a security interest in all Collateral in which it has an interest, whether now or hereafter arising, in accordance with the terms of the Security Agreement.  Holdings hereby assumes and agrees to perform for the benefit of Lenders and Agent, all obligations, duties and liabilities of a Grantor under the Security Agreement, as direct and primary obligations of Holdings (including any such obligations, duties and liabilities, that may have accrued prior to the date hereof) and further agrees that it shall comply with and be fully bound by the terms of the Security Agreement as a signatory thereto as a Grantor; provided, that the representations and warranties made by Holdings thereunder shall be deemed true and correct as of the date of this Amendment.

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3.             Amendments to Loan Documents.

(a)           The Credit Parties hereby agree that the Obligations now or hereafter existing under the Credit Agreement are evidenced, secured and guaranteed, as applicable, by the Existing Credit Support Documents.  All references in the Existing Credit Support Documents to “Obligations” under the Existing Credit Agreement shall be deemed to refer to the “Obligations” pursuant to and as defined in the Credit Agreement.  All references in the Existing Credit Support Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement.  Cross references in the Existing Credit Support Documents to particular section references in the Existing Credit Agreement shall be deemed to be cross references to the corresponding sections, as applicable, of the Credit Agreement.

(b)           Section 4(e) of the Security Agreement is hereby amended by deleting the phrase “or Schedule III-H” set forth therein in its entirety and inserting the phrase “, Schedule III-H, Schedule III-I or Schedule III-J” therein.

(c)           Section 4(g) of the Security Agreement is hereby amended by deleting the phrase “or Schedule III-H” set forth therein in its entirety and inserting the phrase “, Schedule III-H, Schedule III-I or Schedule III-J” therein.

(d)           Schedule I to Security Agreement is hereby amended by inserting the following row at the end of the table set forth therein:

RBC BEARINGS INCORPORATED	Delaware

(e)           Schedule III to the Security Agreement is hereby amended by inserting at the end thereof a new Schedule III-J to the Schedule III-J attached hereto.

4.             Successors and Assigns.  This Amendment shall be binding upon each of the Credit Parties and upon their respective successors and assigns and shall inure to the benefit of Agent and the Lenders and their respective successors and assigns; all references herein to Borrower shall be deemed to include its successors and assigns and all references herein to any of the Domestic Subsidiaries shall be deemed to include such Domestic Subsidiary’s successors and assigns.  The successors and assigns of Credit Parties shall include, without limitation, their respective receivers, trustees, or debtors-in- possession.

5.             Further Assurances.  Each Credit Party hereby agrees from time to time, as and when reasonably requested by Agent or any Lender to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Agent or such Lender may reasonably deem necessary in order to carry out the intent and purposes of this Amendment and the other Loan Documents.

6.             Definitions.  All references to the singular shall be deemed to include the plural and vice versa where the context so requires.

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7.             Loan Document.  This Amendment shall be deemed to be a “Loan Document” for all purposes under the Credit Agreement.

8.             Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

9.             Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

10.           Merger.  This Amendment represents the final agreement of each of the Credit Parties with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, among any of the Credit Parties, Agent or the Lenders.

11.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

12.           Section Headings.  The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof

13.           Financing Statements.  Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets (except as otherwise provided herein) of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail.

Balance of Page Intentionally Left Blank

- Signature Page Follows -

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:	/s/ Neel Morey
Name:
Title:

ROLLER BEARING COMPANY OF AMERICA, INC.,
a Delaware corporation

By:	/s/ Daniel A. Bergeron
Name:
Title:

RBC BEARINGS INCORPORATED,
a Delaware corporation

By:	s/ Daniel A. Bergeron
Name:
Title:

INDUSTRIAL TECTONICS BEARINGS CORPORATION,
a Delaware corporation

By:	/s/ Daniel A. Bergeron
Name:
Title:

RBC NICE BEARINGS, INC.,
a Delaware corporation

By:	/s/ Daniel A. Bergeron
Name:
Title:

Master Reaffirmation Signature Page

RBC PRECISION PRODUCTS – PLYMOUTH, INC.,
a Delaware corporation

By:	/s/ Daniel A. Bergeron
Name:
Title:

TYSON BEARING COMPANY, INC.,
a Delaware corporation

By:	/s/ Daniel A. Bergeron
Name:
Title:

RBC LINEAR PRECISION PRODUCTS, INC.,
a Delaware corporation

By:	/s/ Daniel A. Bergeron
Name:
Title:

RBC PRECISION PRODUCTS – BREMEN BEARINGS, INC.,
a Delaware corporation

By:	/s/ Daniel A. Bergeron
Name:
Title:

RBC OKLAHOMA, INC.,
a Delaware corporation

By:	/s/ Daniel A. Bergeron
Name:
Title:

Master Reaffirmation Signature Page

RBC AIRCRAFT PRODUCTS, INC.,
a Delaware corporation

By:	/s/ Daniel A. Bergeron
Name:
Title:

Master Reaffirmation Signature Page

EXHIBIT A

EXISTING CREDIT SUPPORT DOCUMENTS

1.	Security Agreement, dated as of May 30, 2002, by and among Borrower and each of the Domestic Subsidiaries as Grantors and Agent.

2.	Guaranty, dated as of May 30, 2002, by and among each of the Domestic Subsidiaries, as Guarantors, and Agent.

3.	Trademark Security Agreement, dated as May 30, 2002, by Borrower in favor of Agent.

4.	Patent Security Agreement, dated as of May 30, 2002, by Borrower in favor of Agent.

5.	Trademark Security Agreement, dated as of May 30, 2002, by Tyson in favor of Agent.

6.	Trademark Security Agreement, dated as of May 30, 2002 by RBC Oklahoma in favor of Agent.

7.	Trademark Security Agreement, dated as of May 30, 2002, by Industrial Tectonics in favor of Agent.

8.	Trademark Security Agreement, dated as of May 30, 2002, by Miller Bearing in favor of Agent.

9.	Patent Security Agreement, dated as of May 30, 2002, by RBC Oklahoma in favor of Agent.

10.	Trademark Security Agreement, dated as of December 19, 2003, by Aircraft Products in favor of Agent.

11.	Patent Security Agreement, dated as of December 19, 2003, by Aircraft Products in favor of Agent.

12.	Pledge Agreement, dated as of May 30, 2002, by and between Borrower, as Pledgor, and Agent.

13.	Pledge Agreement, dated as of June 19, 2003, by and between Borrower, as Pledgor, and Agent (regarding Schaublin Holding stock).

14.	Environmental Indemnity Agreement, dated as of May 30, 2002, by each of the Credit Parties, for the benefit of Agent.

15.

Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by Borrower, as Mortgagor, to Agent, as Mortgagee, relating to property in Darlington County, South Carolina.

16.

Open-End Mortgage Deed, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by Borrower, as Mortgagor, to Agent, as Mortgagee, relating to property in Fairfield County, Connecticut.

17.

Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by Borrower, as Trustor, to Chicago Title Company, as the Trustee, for the benefit of Agent, relating to property in Orange County, California.

18.

Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by Borrower, as Mortgagor, to Agent, as Mortgagee, relating to property in Colleton Country, South Carolina.

19.

Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by Industrial Tectonics, as Trustor, to Chicago Title Company, as the Trustee, for the benefit of Agent, relating to the property in Los Angeles County, California.

20.

Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by RBC Nice, as Mortgagor, to Agent, as Mortgagee, relating to property in Montgomery County, Pennsylvania.

21.

Mortgage, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing, dated as of May 30, 2002, by Miller Bearing, as Mortgagor, to Agent, as Mortgagee, relating to property in Marshall County, Indiana.

22.	Assignment of Representations, Warranties, Covenants and Indemnities, dated as of December 19, 2003, by Borrower and Aircraft Products in favor of Agent.

23.	Joinder dated on or about December 19, 2003 by Aircraft Products in favor of Agent.

24.	Pledge Agreement dated as of June 19, 2003 by and between Borrower, as Pledgor, and Agent.

25.	Partnership Interest Pledge Agreement dated as of June 29, 2004 by and between Borrower, as Pledgor, and Agent.

26.	Those certain Amended and Restated Blocked Account Agreements dated as of June 29, 2004 by and among Wachovia Bank, National Association, certain of the Credit Parties party thereto and Agent.

27.	Those certain Amended and Restated Pledged Account Agreements dated as of June 29, 2004 by and among Wachovia Bank, National Association, certain of the Credit Parties party thereto and Agent.

28.	Amended and Restated Concentration Account Agreements dated as of June 29, 2004 by and among Wachovia Bank, National Association, Borrower and Agent.

SCHEDULE III-J

SCHEDULE III-J

to

SECURITY AGREEMENT

SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL

AND RECORDS CONCERNING RBC BEARINGS INCORPORATED ( “HOLDINGS”)

COLLATERAL

I.              Grantor’s official name:       RBC Bearings Incorporated

II.                                     Type of entity (e.g. corporation, partnership, business trust, limited partnership, limited liability company): corporation

III.                                 Organizational identification number issued by Grantor’s state of incorporation or organization or a statement that no such number has been issued: Delaware

IV.                                 State or Incorporation or Organization: Delaware

V.                                     Chief Executive Office and principal place of business of Holdings:  One Tribology Center, Oxford, CT 06478

VI.                                 Corporate Offices of Holdings:  same as above

VII.                             Warehouses:  None

VIII.                         Other Premises at which Collateral is Stored or Located:  None

IX.                                Locations of Records Concerning Collateral:  None

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